EXCHANGE LISTED FUNDS TRUST

Qraft AI-Enhanced U.S. High Dividend ETF

NYSE ARCA Ticker: HDIV

Supplement dated December 21, 2022 to the currently effective

Summary Prospectus, Prospectus, and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information for the Qraft AI-Enhanced U.S. High Dividend ETF (the “Fund”) and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Fund’s investment adviser, in consultation with QRAFT Technologies, Inc., the Fund’s sponsor, has recommended, and the Board of Trustees of Exchange Listed Funds Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about January 23, 2023 (the “Liquidation Date”).

The Fund will be closed to orders for new creation units on January 16, 2023 and the last day of trading of the Fund’s shares on the NYSE Arca, Inc. will be on or about January 20, 2023. From January 16, 2023 through the last day of trading, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. From the last day of trading through the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market.

In anticipation of the liquidation, the Fund will be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, starting on December 28, 2022, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategy, which may prevent the Fund from achieving its investment objective.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. For the liquidation distributions, the ex-dividend date will be January 19, 2023, the record date will be January 20, 2023, and the pay date will be January 23, 2023. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please call 1-855-973-7880 or visit www.qraftaietf.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.